SECURITIES AND EXCHANGE COMMISSION

                         Washington, DC  20549


                               Form 8-K

                            CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 7, 2001
                                                       ----------------

                               WesBanco, Inc.
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           (Exact name of registrant as specified in its charter)


West Virginia                        0-8467                   55-0571723
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(State or other jurisdiction       (Commission           (IRS Employer
 of incorporation)                 File Number)           Identification No.)


1 Bank Plaza, Wheeling, WV                                   26003
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (304) 234-9000
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Former name or former address, if changed since last report  Not Applicable
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Item 5. Other Events

     WesBanco, Inc. and American Bancorporation announced the execution of a First Amendment to the definitive Agreement and Plan of Merger dated February 22, 2001. The First Amendment provides for an extension of the final date for the closing of the transaction from December 31, 2001 to March 31, 2002, extends the expiration of the term to be served by certain American representatives appointed to the boards of WesBanco, Inc. and WesBanco Bank, Inc. to December 31, 2002, and provides for both institutions to perform additional due diligence.

Item 7. Financial Statements and Exhibits

(c) Exhibits

  2- First Amendment to Agreement and Plan of Merger dated November 5, 2001.

 99- Press release dated November 7, 2001, announcing the First Amendment to Agreement and Plan of Merger.


Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WesBanco, Inc.
                                       --------------
                                       (Registrant)


November 8, 2001
----------------                        /s/ Paul M. Limbert
      Date                              -----------------------------------
                                        Paul M. Limbert
                                        President & Chief Executive Officer